                                                                  Exhibit No. 16


                                POWER OF ATTORNEY

         I, Margo N. Alexander, Director of Brinson Financial Services Growth Fund Inc., Brinson Master Series, Inc., UBS PaineWebber Cashfund, Inc., UBS PaineWebber RMA Money Fund, Inc. and UBS PaineWebber RMA Tax-Free Fund, Inc. (each a "Corporation"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Arthur J. Brown, Elinor W. Gammon and Benjamin J. Haskin, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

     Signature                           Title                       Date
     ---------                           -----                       ----

/s/ Margo N. Alexander                  Director                  May 9, 2001
---------------------------
Margo N. Alexander

                                POWER OF ATTORNEY

         I, Richard Q. Armstrong, Director of Brinson Financial Services Growth Fund Inc., Brinson Master Series, Inc., UBS PaineWebber Cashfund, Inc., UBS PaineWebber RMA Money Fund, Inc. and UBS PaineWebber RMA Tax-Free Fund, Inc. (each a "Corporation"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Arthur J. Brown, Elinor W. Gammon and Benjamin J. Haskin, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

       Signature                         Title                       Date
       ---------                         -----                       ----

/s/ Richard Q. Armstrong                Director                  May 9, 2001
---------------------------
Richard Q. Armstrong

                                POWER OF ATTORNEY

         I, E. Garrett Bewkes, Jr., Director of Brinson Financial Services Growth Fund Inc., Brinson Master Series, Inc., UBS PaineWebber Cashfund, Inc., UBS PaineWebber RMA Money Fund, Inc. and UBS PaineWebber RMA Tax-Free Fund, Inc. (each a "Corporation"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Arthur J. Brown, Elinor W. Gammon and Benjamin J. Haskin, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

        Signature                        Title                      Date
        ---------                        -----                      ----

/s/ E. Garrett Bewkes, Jr.              Director                  May 9, 2001
---------------------------
E. Garrett Bewkes, Jr.

                                POWER OF ATTORNEY

         I, Richard R. Burt, Director of Brinson Financial Services Growth Fund Inc., Brinson Master Series, Inc., UBS PaineWebber Cashfund, Inc., UBS PaineWebber RMA Money Fund, Inc. and UBS PaineWebber RMA Tax-Free Fund, Inc. (each a "Corporation"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Arthur J. Brown, Elinor W. Gammon and Benjamin J. Haskin, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

      Signature                                      Title           Date
      ---------                                      -----           ----

/s/ Richard R. Burt                                 Director      May 9, 2001
---------------------------
Richard R. Burt

                                POWER OF ATTORNEY

         I, Meyer Feldberg, Director of Brinson Financial Services Growth Fund Inc., Brinson Master Series, Inc., UBS PaineWebber Cashfund, Inc., UBS PaineWebber RMA Money Fund, Inc. and UBS PaineWebber RMA Tax-Free Fund, Inc. (each a "Corporation"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Arthur J. Brown, Elinor W. Gammon and Benjamin J. Haskin, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

      Signature                          Title                       Date
      ---------                          -----                       ----

/s/ Meyer Feldberg                      Director                  May 9, 2001
---------------------------
Meyer Feldberg

                                POWER OF ATTORNEY

         I, George W. Gowen, Director of Brinson Financial Services Growth Fund Inc., Brinson Master Series, Inc., UBS PaineWebber Cashfund, Inc., UBS PaineWebber RMA Money Fund, Inc. and UBS PaineWebber RMA Tax-Free Fund, Inc. (each a "Corporation"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Arthur J. Brown, Elinor W. Gammon and Benjamin J. Haskin, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

        Signature                        Title                       Date
        ---------                        -----                       ----

/s/ George W. Gowen                     Director                  May 9, 2001
---------------------------
George W.Gowen

                                POWER OF ATTORNEY

         I, Frederic V. Malek, Director of Brinson Financial Services Growth Fund Inc., Brinson Master Series, Inc., UBS PaineWebber Cashfund, Inc., UBS PaineWebber RMA Money Fund, Inc. and UBS PaineWebber RMA Tax-Free Fund, Inc. (each a "Corporation"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Arthur J. Brown, Elinor W. Gammon and Benjamin J. Haskin, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

       Signature                         Title                       Date
       ---------                         -----                       ----

/s/ Frederic V. Malek                   Director                  May 9, 2001
---------------------------
Frederic V. Malek

                                POWER OF ATTORNEY

         I, Carl W. Schafer, Director of Brinson Financial Services Growth Fund Inc., Brinson Master Series, Inc., UBS PaineWebber Cashfund, Inc., UBS PaineWebber RMA Money Fund, Inc. and UBS PaineWebber RMA Tax-Free Fund, Inc. (each a "Corporation"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Arthur J. Brown, Elinor W. Gammon and Benjamin J. Haskin, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

        Signature                        Title                       Date
        ---------                        -----                       ----

/s/ Carl W. Schafer                     Director                  May 9, 2001
---------------------------
Carl W. Schafer

                                POWER OF ATTORNEY

         I, Brian M. Storms, Director and President (Chief Executive Officer) of Brinson Financial Services Growth Fund Inc., Brinson Master Series, Inc., UBS PaineWebber Cashfund, Inc., UBS PaineWebber RMA Money Fund, Inc. and UBS PaineWebber RMA Tax-Free Fund, Inc. (each a "Corporation"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Arthur J. Brown, Elinor W. Gammon and Benjamin J. Haskin, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacities as Director and as President (Chief Executive Officer) of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

      Signature                          Title                       Date
      ---------                          -----                       ----
/s/ Brian M. Storms            Director and President             May 9, 2001
---------------------------   (Chief Executive Officer)
Brian M. Storms